UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2020

GEOSPACE TECHNOLOGIES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Texas	001-13601	76-0447780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7007 Pinemont, Houston, Texas	77040
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 986-4444

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GEOS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 6, 2020, Mr. Michael J. Sheen, a Director on the Board of Directors of Geospace Technologies Corporation (the “Company”) notified the Company that he will not stand for reelection at the 2021 annual meeting of stockholders (the “Annual Meeting”) and will be retiring from the Board of Directors of the Company effective on such Annual Meeting. Mr. Sheen’s retirement was not due to a disagreement with the Company. Mr. Sheen will continue as the Senior Vice-President and Chief Technical Officer of the Company.

On August 6, 2020, Mr. William H. Moody informed the Company of his decision to retire from the Board of Directors of the Company effective September 30, 2020. Mr. Moody’s retirement was not due to a disagreement with the Company.

The Board of Directors of the Company thanks Mr. Sheen and Mr. Moody for their many years of distinguished service and significant contributions to the Company.

Item 8.01	Other Events

The Board of Directors, based on recommendations from the Nominating and Corporate Governance Committee, approved the implementation of two governance measures. The Board has instituted a tenure limit of 15 years for all new non-employee directors to hold a seat on the Board of Directors. In addition, the Board will adopt equity ownership guidelines that will require each of the Company’s directors to maintain a specified minimum equity investment in the Company. The details and level of the ownership requirements will be approved by the Board before fiscal year end 2020.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

Exhibit 99.1	Press Release dated August 11, 2020.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOSPACE TECHNOLOGIES CORPORATION

Date: August 11, 2020
	By:	/s/ Robert L. Curda
Robert L. Curda
Vice President, Chief Financial Officer & Secretary